UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On October 3, 2017, The Walt Disney Company (the “Company”) entered into an Underwriting Agreement with HSBC Securities (Canada) Inc., RBC Dominion Securities Inc. and TD Securities Inc., with respect to the offer and sale of C$1,250,000,000 aggregate principal amount of its 2.758% Notes due 2024 (the “Notes”). The Notes will be issued pursuant to that certain Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-212597) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act. Copies of the Underwriting Agreement, the form of Notes, the form of officers’ certificate of the Company establishing the terms of the Notes and the opinion of White & Case as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. The Company is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 3, 2017, among the Company and HSBC Securities (Canada) Inc., RBC Dominion Securities Inc. and TD Securities Inc.

4.1	Form of Officers’ Certificate of the Company, establishing the terms of the Notes.

4.2	Form of 2.758% Notes Due 2024 (included in Exhibit 4.1 above).

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 3, 2017, among the Company and HSBC Securities (Canada) Inc., RBC Dominion Securities Inc. and TD Securities Inc.

4.1	Form of Officers’ Certificate of the Company, establishing the terms of the Notes.

4.2	Form of 2.758% Notes Due 2024 (included in Exhibit 4.1 above).

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name:	Roger J. Patterson
Title:	Associate General Counsel
Registered In-House Counsel

Dated: October 6, 2017